                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            December 29, 1995
                                                            -----------------

                           WENDY'S INTERNATIONAL, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                             1-8116                31-0785108
-----------------------------------------------------------------------------
(State or other jurisdiction of  (Commission File Number)  (IRS Employer
       incorporation)                                      Identification No.)


       4288 West Dublin-Granville Road, Dublin, Ohio               43017
       ----------------------------------------------------------------------
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code      (614) 764-3100
                                                                -------------

                                 Not Applicable
            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                 Page 1 of 10

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Item 1.  Changes in Control of Registrant.
         --------------------------------

          Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

          On December 29, 1995, Wendy's International, Inc., an Ohio corporation ("Wendy's"), completed its acquisition of 1052106 Ontario Limited, formerly 632687 Alberta Ltd. (the "Company"), pursuant to the terms of a Share Purchase Agreement, dated as of October 31, 1995, as amended on December 28, 1995 (the "Purchase Agreement"), by and among Wendy's, 1149658 Ontario Inc., a Canadian subsidiary of Wendy's ("Newco"), the Company and Ronald V. Joyce ("Seller"). The following discussion is only a summary and is qualified in its entirety by reference to the Exhibits to this Current Report on Form 8-K.

          Pursuant to the Purchase Agreement, Newco acquired all of the issued and outstanding shares of the Company from Seller in exchange for 16,450,000 Non-Voting Exchangeable Shares of Newco (the "Newco Exchangeable Shares"). In addition, Seller received a cash payment of Cdn. $100. Each Newco Exchangeable Share is exchangeable for one share of Wendy's common stock, without par value ("Wendy's Common Stock"), subject to adjustment upon the occurrence of certain events. Seller is entitled to the voting and dividend rights attributable to one share of Wendy's Common Stock for each Newco Exchangeable Share held by him (subject to adjustment). The amount of consideration was determined as a result of negotiation between Wendy's and the Company. The transaction will be accounted for as a pooling of interests.

          In connection with the transaction, Wendy's assumed approximately $105 million of indebtedness. Funds for the payment of such indebtedness are being provided in part by application of a portion of the proceeds of the issuance, on December 19, 1995, of $200 million aggregate principal amount of Wendy's 6.35% Notes due December 15, 2005 and 7.00% Debentures due December 15, 2025 and in part from cash flow from combined operations, cash and investments on hand and/or other sources of funds generally available to the Company.

          In the Purchase Agreement, Wendy's has agreed to use its best efforts to (i) appoint Seller to Wendy's Board of Directors as soon as a seat becomes available and (ii) to make this opportunity available to Seller as soon as possible.

          In connection with the transaction, Wendy's entered into an Amendment, dated as of December 29, 1995 (the "Rights Agreement Amendment"), to the Rights Agreement, dated as of August 10, 1988 (the "Rights Agreement"), between Wendy's and American Stock Transfer and Trust Company, as successor to Morgan Shareholder Services Trust Company. The Rights Agreement Amendment reduces the beneficial
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ownership percentage threshold in the definition of "Acquiring Person" (and in the corresponding redemption provision) of the Rights Agreement from 20% or more of Wendy's Common Stock then outstanding to 15% or more of Wendy's Common Stock then outstanding.

          The Company is the parent company of the Tim Hortons restaurant chain. Tim Hortons is the second largest restaurant chain in Canada, and the largest chain that offers coffee and fresh baked goods such as donuts, muffins, croissants, cookies and fancy desserts. Other products offered include sandwiches and soup. Systemwide sales were Cdn. $603.2 million in 1994. As of October 31, 1995, there were more than 1,100 Tim Hortons restaurants in Canada, all but approximately 38 of which were franchisee operated. There are several versions of Tim Hortons restaurants, including stand-alone units with and without drive-throughs, double drive-throughs, satellite units, kiosks and carts. Tim Hortons controls a majority of the locations and leases them to franchisees. Tim Hortons also operates six warehouses that sell and distribute dry goods to all Tim Hortons restaurants. Royalties, rent and warehouse operations comprise the three principal sources of income.

          Management of Wendy's believes that Tim Hortons is an excellent complement to Wendy's because consumers perceive Tim Hortons as delivering outstanding quality. This perception is similar to consumers' perception of Wendy's quality. In addition, the majority of Tim Hortons' sales occur at breakfast and afternoon snack time. In contrast, the majority of Wendy's sales normally occur at lunch and dinner.

          As of December 4, 1995, Wendy's and Tim Hortons had co-developed 32 combination restaurants in Canada and one in the United States. These restaurants contain separate kitchens for the Wendy's and the Tim Hortons operations, with a shared dining room. In the opinion of management, sales results of the combination restaurants have been excellent.

          Tim Hortons will operate as a subsidiary of Wendy's and will execute its existing strategies. There are numerous additional opportunities which will be tested and explored in depth before any decision is made with respect to the future strategic direction of Tim Hortons, such as expansion into the U.S. or into other countries.

          Copies of the Purchase Agreement; a Share Exchange Agreement, dated as of December 29, 1995, by and among Wendy's, Newco and Seller; the provisions attaching to the Exchangeable Shares; a Support Agreement, dated as of December 29, 1995, by and among Wendy's, Newco and Seller; an Irrevocable Trust Agreement for the Benefit of Seller, dated as of December 29, 1995, between Dana Klein and The Huntington Trust Company, N.A.; a Subscription Agreement, dated as of December 29,





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1995, by and between the Irrevocable Trust for the Benefit of Ronald V. Joyce
(the "Trust") and Wendy's; a Guaranty Agreement, dated as of December 29, 1995, by and between the Trust and Seller; an Escrow Agreement, dated as of December 29, 1995, by and among Wendy's, Newco, Seller and The Trust Company of Bank of Montreal; and a Registration Rights Agreement, dated as of December 29, 1995, between Wendy's and Seller; are filed as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, and 2.10, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.  Bankruptcy or Receivership.
         --------------------------

          Not applicable.

Item 4.  Changes in Registrant's Certifying Accounts.
         -------------------------------------------

          Not applicable.


Item 5.  Other Events.
         ------------

Item 6.  Resignations of Registrant's Directors.
         --------------------------------------

          Not applicable.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

                 (a)      Financial Statements of Business Acquired.
                          The following financial statements of 632687 Alberta Ltd. are incorporated herein by reference to Item 7(a) of Wendy's Current Report on Form 8-K, dated December 4, 1995:

                          1. The Auditor's Report, dated October 10, 1995,
                             and the accompanying Audited Consolidated Financial Statements for the fiscal year ended December 31, 1994.

                          2. The Unaudited Consolidated Financial Statements
                             for the 9 months ended September 30, 1995.


                 (b)      Pro Forma Financial Information.

                          The pro forma financial information for the year-to-date period ended October 1, 1995 set forth in Item 7(b) of Wendy's Current Report on Form 8-K, dated December 4, 1995 is incorporated herein by reference.

                 (c)      Exhibits.


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Exhibit
Number              Description
------              -----------

2.1 Share Purchase Agreement, dated as of October 31, 1995, by and among Wendy's International, Inc., 1149658 Ontario Inc., 632687 Alberta Ltd. and Ronald V. Joyce (incorporated by reference to Exhibit 2 to Wendy's International, Inc.'s November 9, 1995 Form 10-Q).

2.2 Amendment to the Share Purchase Agreement, dated as of December 28, 1995, by and among Wendy's International, Inc., 1149658 Ontario Inc., 1052106 Ontario Limited and Ronald V. Joyce (incorporated by reference to Exhibit 2.2 to Ronald V. Joyce's Schedule 13D, dated January 5,
                    1996).

2.3 Share Exchange Agreement, dated as of December 29, 1995, by and among Wendy's International, Inc., an Ohio corporation, 1149658 Ontario Inc., an Ontario Corporation and a subsidiary of Wendy's, and Ronald V. Joyce (incorporated by reference to Exhibit 2.3 to Ronald V. Joyce's Schedule 13D, dated January 5,
                    1996).

2.4                 Provisions attaching to Exchangeable
                    Shares (incorporated by reference to
                    Exhibit 2.4 to Ronald V. Joyce's Schedule
                    13D, dated January 5, 1996).

2.5 Support Agreement, dated as of December 29, 1995, by and among Wendy's International, Inc., 1149658 Ontario Inc., and Ronald V. Joyce (incorporated by reference to Exhibit 2.5 to Ronald V. Joyce's Schedule 13D, dated January 5,
                    1996).

2.6 Irrevocable Trust Agreement for the Benefit of Ronald V. Joyce, dated as of December 29, 1995, between Dana Klein and The Huntington Trust Company, N.A. (incorporated by reference to Exhibit 2.6 to Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

2.7 Subscription Agreement, dated as of December 29, 1995, by and between the Irrevocable Trust for the Benefit of Ronald V. Joyce, an Ohio Trust, and Wendy's International, Inc. (incorporated by reference to Exhibit 2.7 to Ronald V. Joyce's Schedule 13D, dated January 5,
                    1996).




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2.8                 Guaranty Agreement, dated as of December
                    29, 1995, by and between The Irrevocable
                    Trust for the Benefit of Ronald V. Joyce, an Ohio Trust, and Ronald V. Joyce (incorporated by reference to Exhibit 2.8 to Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

2.9 Escrow Agreement, dated as of December 29, 1995, by and among Wendy's International, Inc., an Ohio corporation, 1149658 Ontario Inc., Ronald V. Joyce, and The Trust Company of Bank of Montreal, as escrow agent (incorporated by reference to
                    Exhibit 2.9 to Ronald V. Joyce's Schedule
                    13D, dated January 5, 1996).

2.10 Registration Rights Agreement, dated as of December 29, 1995, between Wendy's International, Inc. and Ronald V. Joyce (incorporated by reference to Exhibit 2.10 to Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

23                  Consent of Price Waterhouse.

99.1 Auditors' Report, dated October 10, 1995 and accompanying Audited Consolidated Financial Statements of 632687 Alberta Limited (incorporated by reference to Item 7(a) of Wendy's International, Inc.'s Current Report on Form 8-K, dated December 4, 1995)

99.2                Unaudited Consolidated Financial
                    Statements for the 9 months ended
                    September 30, 1995 (incorporated by
                    reference to Item 7(a) of Wendy's
                    International Inc.'s Current Report on
                    Form 8-K, dated December 4, 1995).

99.3 Pro forma financial information for the year-to-date period ended October 1, 1995 (incorporated by reference to Item 7(b) of Wendy's International Inc.'s Current Report on Form 8-K, dated December 4,
                    1995).

Item 8.           Change in Fiscal Year.
                  ---------------------

                  Not applicable.





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                 Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WENDY'S INTERNATIONAL, INC.



                              By:   /s/ John K. Casey
                                    ---------------------------
                                    John K. Casey
                                    Vice Chairman and Chief Financial Officer
Date:    January 16, 1996
         ----------------




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                                EXHIBIT INDEX


Exhibit
Number          Description
------          -----------
2.1             Share Purchase Agreement, dated as of October 31, 1995, by and among Wendy's
                International, Inc., 1149658 Ontario Inc., 632687 Alberta Ltd. and Ronald V. Joyce
                (incorporated by reference to Exhibit 2 to Wendy's International, Inc.'s November 9,
                1995 Form 10-Q).

2.2             Amendment to the Share Purchase Agreement, dated as of December 28, 1995, by and among
                Wendy's International, Inc., 1149658 Ontario Inc., 1052106 Ontario Limited and Ronald V.
                Joyce (incorporated by reference to Exhibit 2.2 to Ronald V. Joyce's Schedule 13D, dated
                January 5, 1996).

2.3             Share Exchange Agreement, dated as of December 29, 1995, by and among Wendy's
                International, Inc., an Ohio corporation, 1149658 Ontario Inc., an Ontario Corporation and a subsidiary of Wendy's, and Ronald V. Joyce (incorporated by reference to Exhibit
                2.3 to Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

2.4             Provisions attaching to Exchangeable Shares (incorporated by reference to Exhibit 2.4 to
                Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

2.5             Support Agreement, dated as of December 29, 1995, by and among Wendy's International,
                Inc., 1149658 Ontario Inc., and Ronald V. Joyce (incorporated by reference to Exhibit
                2.5 to Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

2.6             Irrevocable Trust Agreement for the Benefit of Ronald V. Joyce, dated as of December 29,
                1995, between Dana Klein and The Huntington Trust Company, N.A. (incorporated by reference to Exhibit 2.6 to Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

2.7             Subscription Agreement, dated as of December 29, 1995, by and between the Irrevocable
                Trust for the Benefit of Ronald V. Joyce, an Ohio Trust, and Wendy's International, Inc.
                (incorporated by reference to Exhibit 2.6 to Ronald V. Joyce's Schedule 13D, dated
                January 5, 1996).








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

2.8             Guaranty Agreement, dated as of December 29, 1995, by and between the Irrevocable Trust for the Benefit of Ronald V. Joyce, an Ohio Trust, and Ronald V. Joyce (incorporated by reference to Exhibit 2.7 to Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

2.9             Escrow Agreement, dated as of December 29, 1995, by and among Wendy's International,
                Inc., an Ohio corporation, 1149658 Ontario Inc., Ronald V. Joyce, and The Trust Company
                of Bank of Montreal, as escrow agent (incorporated by reference to Exhibit 2.8 to Ronald
                V. Joyce's Schedule 13D, dated January 5, 1996).

2.10            Registration Rights Agreement, dated as of December 29, 1995, between Wendy's
                International, Inc. and Ronald V. Joyce (incorporated by reference to Exhibit 2.9 to
                Ronald V. Joyce's Schedule 13D, dated January 5, 1996).

23              Consent of Price Waterhouse.

99.1            Auditors' Report, dated October 10, 1995 and accompanying Audited Consolidated Financial
                Statements of 632687 Alberta Limited (incorporated by reference to Item 7(a) of Wendy's
                International, Inc.'s Current Report on Form 8-K, dated December 4, 1995)

99.2            Unaudited Consolidated Financial Statements for the 9 months ended September 30, 1995
                (incorporated by reference to Item 7(a) of Wendy's International Inc.'s Current Report
                on Form 8-K, dated December 4, 1995).

99.3            Pro forma financial information for the year-to-date period ended October 1, 1995
                (incorporated by reference to Item 7(b) of Wendy's International, Inc.'s Current Report
                on Form 8-K, dated December 4, 1995).




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